UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23855	Date of Notification: December 18, 2023

2. Exact name of Investment Company as specified in registration statement: Eaton Vance Floating-Rate Opportunities Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Two International Place

Boston, Massachusetts 02110

4. Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Deidre E. Walsh
Deidre E. Walsh
Vice President and Chief Legal Officer

EATON VANCE FLOATING-RATE OPPORTUNITIES FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

December 18, 2023

Dear Shareholder:

Eaton Vance Floating-Rate Opportunities Fund (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding shares. Prior to each quarterly repurchase offer, the Fund is required to send notification of the repurchase offer to all of its shareholders. You will receive a notice similar to this once per quarter.

The Fund is offering to repurchase up to five percent (5.0%) of its outstanding shares at the Fund’s net asset value on the Repurchase Pricing Date, as defined in the enclosed Repurchase Offer Terms. The Fund’s next quarterly repurchase offer will begin on December 18, 2023 and end at the close of business of the New York Stock Exchange (normally 4:00 p.m. ET) on January 17, 2024 (the “Repurchase Request Deadline”).

If your investment adviser has discretionary authority to manage your shares or if you are not interested in having the Fund repurchase your shares at this time, you may disregard this letter and take no action.

We extend this quarterly repurchase offer to provide liquidity to shareholders because shares of the Fund are not redeemable daily for cash and are not traded on a stock exchange. You can sell Fund shares only during one of the Fund’s scheduled repurchase offer periods, so we would like to make you aware of the deadlines and procedures should you wish to do so. Because the Fund is a closed-end interval fund, it is legally permitted to repurchase only a specified portion of its outstanding shares on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. Note that early withdrawal of shares from this Fund may result in a sales charge or may be a taxable event; consult your financial representative or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer. An early withdrawal charge may be assessed on Class A shares purchased at NAV in amounts of $500,000 or more that are repurchased by the Fund within 12 months of purchase.

If you wish to sell any of your Fund shares during this repurchase offer, please refer to your account statement to determine how your shares are registered:

1.

If your shares are held in a direct account with the Fund, send your repurchase request to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The repurchase request must be received in good order by 4:00 p.m. ET on January 17, 2024, the Repurchase Request Deadline. The Fund currently does not charge a processing fee for handling repurchase requests.

2.

If your shares are held for you or traded by your broker-dealer, registered investment adviser, retirement plan trustee, financial institution, or other institution (“Authorized Institution”), you will need to ask your Authorized Institution to submit the repurchase request for you. Your Authorized Institution may charge a transaction fee for that service. Certain Authorized Institutions, including custodians and clearing platforms, may require additional information and may set times on or prior to the Repurchase Request Deadline by which they must receive all documentation they require.

All repurchase requests must be received in good order prior to the Repurchase Request Deadline.

Please refer to the Fund’s Prospectus and Statement of Additional Information, as well as the enclosed Repurchase Offer Terms, for more details. You may, of course, elect to keep your Fund shares at this time, in which case you may disregard this notice and the attached forms. If you have questions, please call your Authorized Institution or the Fund’s Transfer Agent, at 1-800-262-1122. This Repurchase Offer Notice can also be found online at www.EatonVance.com.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

Eaton Vance Floating-Rate Opportunities Fund

REPURCHASE OFFER TERMS

1. Repurchase Offer. Eaton Vance Floating-Rate Opportunities Fund (the “Fund”) is offering to repurchase for cash up to five percent (5.0%) of the aggregate of its issued and outstanding common shares (“Shares”) on the Repurchase Request Deadline (described below). The Fund will purchase Shares at the net asset value (“NAV”) per Share determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), and (iii) the Fund’s Prospectus. Together, those documents constitute the “Repurchase Offer.” The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Repurchase Offer is to provide some liquidity to shareholders because the Fund’s Shares are not redeemable daily for cash and are not traded on a stock exchange. The Fund does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you or traded by your broker-dealer, registered investment adviser, retirement plan trustee, financial institution or other institution (“Authorized Institution”), or otherwise by a nominee, such Authorized Institution may charge a transaction fee for submitting a repurchase request for you.

2. Repurchase Request Offer Period and Repurchase Request Deadline. All requests for repurchase must be received in proper form by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent (the “Transfer Agent”), or your Authorized Institution, before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m. Eastern Time, but the Exchange may close earlier on certain days) on January 17, 2024 (the “Repurchase Request Deadline”). Certain Authorized Institutions, including custodians and clearing platforms, may require additional information and may set times on or prior to the Repurchase Request Deadline by which they must receive all documentation they require.

The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted to the Transfer Agent in good order by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Institution will submit your repurchase request, you should submit your request to the Authorized Institution in the form requested by the Authorized Institution sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Institution to submit the request to the Fund’s Transfer Agent. If your Authorized Institution is unable or fails to submit your request to the Fund’s Transfer Agent in a timely manner, or if you fail to timely submit your request to your Authorized Institution, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

3. Repurchase Pricing Date and Net Asset Value. The NAV at which the Fund will repurchase Shares will not be determined until the Repurchase Pricing Date, which is expected to be the same as the Repurchase Request Deadline, January 17, 2024, if doing so is not likely to result in significant dilution of the prices of the Shares (the “Repurchase Pricing Date”). In any event, the Repurchase Pricing Date will be determined no later than fourteen (14) days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. There is risk that the Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Pricing Date. The Fund’s NAV per Share on the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call shareholder services at 1-800-262-1122 for current NAV information. Shares of the Fund earn dividends declared, if any, on the day the Shares are repurchased. For informational purposes, on December 12, 2023, the NAV per Share of the Fund was $10.08.

4. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds to shareholders by January 24, 2024, but in no event later than seven (7) calendar days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”).

5. Repurchase Charge. The Fund does not charge a special handling, processing, or repurchase fee for repurchases. Your Authorized Institution may charge a transaction fee in connection with submitting a repurchase request.

6. Withdrawal or Modification of Number of Shares to be Repurchased. Subject to the limitations of your Authorized Institution, Shares submitted pursuant to the Repurchase Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m. Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Institution or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. With respect to Shares held directly by the Fund or with the Transfer Agent, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for repurchase for purposes of the Repurchase Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call shareholder services at 1-800-262-1122 or contact your Authorized Institution or financial adviser.

7. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Fund’s Board of Trustees (including a majority of the Independent Trustees) and only in the following limited circumstances: (i) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or during which trading in those markets is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the NAV of its Shares; (iii) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or (iv) during other periods where the Securities and Exchange Commission by order permits the suspension or postponement of repurchase offers by the Fund for the protection of its shareholders. If the Repurchase Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

8. Proration. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion: (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to two percent (2.0%) of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2.0% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares tendered on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than one hundred shares and who tender all of their Shares, before prorating other amounts tendered. Because of the potential for proration, there can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate some or all of your investment so tendered, in which case any Shares tendered by you that are not repurchased would remain in your account. You would have to wait until a subsequent Repurchase Offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of NAV fluctuations during that period. You would need to submit a new repurchase request for that Repurchase Offer. Any subsequent Repurchase Offer may also be oversubscribed.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Repurchase Offer. This summary is based on U.S. federal income tax law as of the date the Repurchase Offer begins, including the Code, applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Repurchase Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Repurchase Offer generally will be treated as having sold such Shares, and will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Repurchase Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to the Repurchase Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution. Any excess will be treated as a return of capital to the extent of the shareholder’s basis in the Shares, and thereafter as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Repurchase Offer, including shareholders who do not tender any Shares pursuant to the Repurchase Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Repurchase Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Repurchase Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Repurchase Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within thirty (30) days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Repurchase Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the U.S. Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Repurchase Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult the Fund’s current Prospectus and Statement of Additional Information for further details.

10. Early Withdrawal Charges (“EWCs”). The Fund does not currently charge a special handling or processing fee for repurchases. An EWC may be assessed on Class A Shares purchased at NAV in amounts of $500,000 or more that are repurchased by the Fund within 12 months of purchase, and such EWC will be deducted from the proceeds of the repurchase of your Shares. To keep your EWC as low as possible, each time you offer your shares for repurchase, the Fund will first repurchase shares in your account that are not subject to an EWC and then will repurchase shares that have the lowest EWC. If you claim entitlement to a waiver or reduction of EWCs based upon the terms of the Fund’s current Prospectus, you must identify the basis of that entitlement to the Transfer Agent in written instructions submitted as part of your repurchase request.

11. Exchanges. In connection with the Fund’s Repurchase Offer, you may exchange your Fund Shares for shares of the same class of another Eaton Vance open-end mutual fund or registered closed-end fund that operates as an interval fund and continuously offers its shares at NAV. Exchanges are made at NAV. Before exchanging, you should read the prospectus of the new fund carefully. If your shares are subject to an EWC, the EWC will continue to apply to your new shares at the same rate. For purposes of the EWC, your shares will continue to age from the date of your original purchase of Fund Shares. Any class of Shares of the Fund may be exchanged for any other class of Shares of the Fund, provided that the shares being exchanged are no longer subject to an EWC and the conditions for investing in the other class of shares described in the Fund’s prospectus (including investment minimums) are satisfied. Exchanges must occur in conjunction with quarterly repurchases made by the Fund and will be subject to the same terms and risks as set forth in this Notice and Repurchase Offer Terms. Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for Shares of another class of the Fund are not.

12. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the

Repurchase Offer or any defect or irregularity in tender of any particular Shares or by any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Repurchase Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. Neither the Fund, Eaton Vance Management (the “Adviser”), nor any other person are obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Neither the Fund nor the Adviser will be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein, in the Repurchase Offer Notice or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.eatonvance.com, call shareholder services at 1-800-262-1122, or contact your Authorized Institution or financial adviser.

Dated: December 18, 2023